                                                                    Exhibit 10.2


                                 AMENDMENT NO. 8


                  AMENDMENT NO. 8 dated as of January 31, 1997, between UNITED RETAIL GROUP, INC. (the "Company"); each of the Subsidiaries of the Company identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors" and, together with the Company, the "Obligors"); each of the lenders that is a signatory hereto identified under the caption "BANKS" on the signatory pages hereto; and THE CHASE MANHATTAN BANK (successor in interest of The Chase Manhattan Bank, N.A.), as agent for the Banks (the "Agent") and as collateral agent for the Banks under the Credit Agreement and for itself under the Letter of Credit Agreement (the "Collateral Agent").

                  The Company, the Subsidiary Guarantors, the Banks, the Agent and the Collateral Agent are parties to a Credit Agreement dated as of February 24, 1992 (as heretofore amended, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by making of loans and issuing letters of credit) to be made by said Banks to the Company in an aggregate principal or face amount not exceeding $15,000,000.

                  The Company has requested the Banks to consent to certain amendments to the Credit Agreement, all on the terms and conditions set forth herein and, accordingly, the parties hereto agree as follows:

                  Section 1. Definitions. Terms defined in the Credit Agreement are used herein as defined therein unless amended hereby.

                  Section 2. Amendments. Subject to the execution and delivery hereof by the Company, each Subsidiary Guarantor, each Bank and the Agent (and the payment to the Agent for account of the Banks of an amendment fee in the amount of $10,000), but effective as of the date hereof, the Credit Agreement is hereby amended as follows:

                  A. Definitions. The definition of "Fixed Charges Ratio" in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "Fixed Charges Ratio" shall mean, for any period of determination thereof, (a) Cash Flow for the period of four consecutive fiscal quarters then ended plus the aggregate amount of payments by the Company and its Subsidiaries made in respect of Operating Lease Obligations during such period to (b) Fixed Charges for such period; provided however, that, up to and including the fiscal month ending January 3, 1998, Fixed Charges Ratio shall mean, for any period of determination thereof, (a) Cash Flow for the period of 12


                       Amendment No. 8 to Credit Agreement
         consecutive fiscal months then ended, if the determination date is the end of a fiscal month or, if otherwise, as at the end of the preceding fiscal month for the period of 12 consecutive fiscal months then ended; plus the aggregate amount of payments by the Company and its Subsidiaries made in respect of Operating Lease Obligations during such period to (b) Fixed Charges for such period.

                  B. Tangible Net Worth. Section 9.11 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "9.11 Tangible Net Worth. The Company will not permit Tangible Net Worth on any date (each such date a 'Determination Date') to be less than $70,000,000 plus for each complete fiscal year ending after February 3, 1996 and on or before such Determination Date for which Net Income shall be positive, an amount equal to 50% of such Net Income minus as at the last day of the fiscal year ending February 1, 1997, and any date thereafter, any write-down in the deferred tax asset account resulting from management options associated with the IPO as determined by the Company's auditors and reflected on its balance sheet as at the last day of such fiscal year."

                  C. Fixed Charge Coverage Ratio. Section 9.12 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "9.12 Fixed Charges Ratio. The Company will not permit the Fixed Charges Ratio on any date on or after February 1, 1997 to be less than 1.0 to 1."

                  D. Capital Expenditures. Section 9.13 of the Credit Agreement is hereby amended (i) by deleting subsection (a) thereof and substituting the following therefor:

                           "(a) Capital Expenditures of the Company and its
                  Subsidiaries (i) in the fiscal year ending February 1, 1997, in an aggregate amount not exceeding $6,500,000, (ii) in the fiscal year ending January 31, 1998, in an aggregate amount not exceeding $6,500,000 and (iii) thereafter, in an aggregate amount not exceeding $10,000,000 in any other fiscal year;"

and (ii) by deleting subsection (c) thereof and substituting the following therefor:

                           "(c) additional Capital Expenditures made during the
                  period from and after February 1, 1997 in an aggregate amount not exceeding (i) $10,000,000 plus


                              Amendment No. 8 to Credit Agreement

                  (ii) if Adjusted Cash Flow for such period is positive, 75% of Adjusted Cash Flow for such period; provided that the Company has delivered audited financial statements pursuant to Section 9.01(b) hereof for the fiscal year ending February 1, 1997."

                  E. Cash Flow. Section 9.22 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "9.22 Cash Flow. The Company shall not permit the Cash Flow for the following respective periods to be less than the amounts indicated below opposite the respective periods:

                       Period                                                  Amount
                       ------                                                  ------

              From December 1, 1996
                through February 1, 1997                                     $1,000,000

              January 5, 1997
                through March 1, 1997                                       ($9,000,000)

              From February 2, 1997
                through March 29, 1997                                      ($1,500,000)

              From March 2, 1997
                through May 3, 1997                                          $3,000,000

              From March 30, 1997
                through May 31, 1997                                         $3,400,000

              From May 4, 1997
                through June 28, 1997                                        $4,300,000

              From June 1, 1997
                through August 2, 1997                                       $0

              From June 29, 1997
                through August 30, 1997                                     ($4,500,000)

              From August 3, 1997
                through September 27, 1997                                  ($1,600,000)

              From August 31, 1997
                through November 1, 1997                                     $0

              From September 28, 1997
                through November 29, 1997                                    $  500,000

              From November 2, 1997


                    Amendment No. 8 to Credit Agreement

                    through January 3, 1998                             $8,000,000

                  From November 30, 1997
                    through January 31, 1998                            $2,600,000".


                  F. Liquidity. Section 9.23 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "9.23 Liquidity. The Company will not permit the sum of (x) the aggregate amount of cash and Cash Equivalents held by the Company and its Subsidiaries plus (y) the aggregate unused amount of the Commitment to be less than the amounts indicated below at any time during each respective period:

                           Period                                                  Amount
                           ------                                                  ------

                  From December 29, 1996
                    through February 1, 1997                                    $21,000,000

                  From February 2, 1997
                    through March 1, 1997                                       $16,000,000

                  From March 2, 1997
                    through March 29, 1997                                      $16,300,000

                  From March 30, 1997
                    through May 3, 1997                                         $15,100,000

                  From May 4, 1997
                    through May 31, 1997                                        $20,500,000

                  From June 1, 1997
                    through June 28, 1997                                       $26,700,000

                  From June 29, 1997
                    through August 2, 1997                                      $25,500,000

                  From August 3, 1997
                    through August 30, 1997                                     $21,800,000

                  From August 31, 1997
                    through September 27, 1997                                  $21,200,000

                  From September 28, 1997
                    through November 1, 1997                                    $15,600,000

                  From November 2, 1997
                    through November 29, 1997                                   $13,800,000



                         Amendment No. 8 to Credit Agreement

                  From November 30, 1997
                    through January 3, 1998                            $31,500,000

                  From January 4, 1998
                    through January 31, 1998                           $26,600,000"

                  Section 3. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 8 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 8 by signing any such counterpart. This Amendment No. 8 shall be governed by, and construed in accordance with, the law of the State of New York.




                      Amendment No. 8 to Credit Agreement

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 8 to be duly executed and delivered as of the day and year first above written.

UNITED RETAIL GROUP, INC.                   THE CHASE MANHATTAN BANK,
                                            individually and as Agent
                                            and Collateral Agent


By /s/ George R. Remeta                    By  /s/ Carol Ulmer
  ----------------------------                ------------------------------
  Title: VICE CHAIRMAN                        Title: VICE PRESIDENT


                  Each of the Subsidiary Guarantors, by its signature below, hereby consents to the foregoing Amendment No. 8 for purposes of its Guarantee under Section 6 of the Credit Agreement and agrees that the obligations of the Company under the Credit Agreement, as amended by said Amendment No. 8, shall constitute "Guaranteed Obligations" for all purposes of said Section 6 and the Security Documents (as defined in the Credit Agreement).


                              SUBSIDIARY GUARANTORS


UNITED RETAIL HOLDING CORPORATION
  (formerly known as Sizes Unlimited Holding Corporation)

                                                   UNITED RETAIL INCORPORATED
                                                   (formerly known as Sizes
                                                   Unlimited, Inc.)


By  /s/ Kenneth P. Carroll                     By  /s/ Kenneth P. Carroll
  ----------------------------                     ----------------------------
  Title: PRESIDENT                                 Title: PRESIDENT

SMART SIZE, INC.                                     UNITED RETAIL LOGISTICS
                                                     OPERATIONS INCORPORATED
                                                    (formerly known as Sizes
                                                     Unlimited Florida, Inc.)


By /s/ Kenneth P. Carroll                      By  /s/ Kenneth P. Carroll
   ---------------------------                     ----------------------------
  Title: PRESIDENT                                 Title: PRESIDENT

UNITED DISTRIBUTION                       THE AVENUE, INC.
  SERVICES,INC.


By /s/ Kenneth P. Carroll                       By /s/ Barry Goldin
  ----------------------------                     ----------------------------
  Title: PRESIDENT                                 Title: PRESIDENT



                          Amendment No. 8 to Credit Agreement